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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2008
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The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)
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Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On March 7, 2008, The Finish Line, Inc. (the “Company”) issued 6,518,971 shares of its Class A Common Stock (the “Shares”) to Genesco Inc. (“Genesco”) pursuant to the terms of a Settlement Agreement with UBS Loan Finance LLC, UBS Securities LLC and Genesco.  A copy of the Settlement Agreement is attached to the Company’s Current Report on Form 8-K filed on March 4, 2008 with the Securities and Exchange Commission and is incorporated by reference in this Current Report on Form 8-K.

The Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(2) and/or other applicable provisions of the Securities Act. The Shares may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.  The Company has agreed to use its reasonable best efforts to register the Shares, and Genesco has agreed to use its reasonable best efforts to distribute the shares to its shareholders as a dividend as soon as reasonably practicable following such registration.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Number	Description

10.1
Settlement Agreement dated March 3, 2008, among The Finish Line, Inc., UBS Securities LLC, UBS Loan Finance LLC and Genesco Inc. (incorporated by reference to Exhibit 10.1 to The Finish Line, Inc.’s Current Report on Form 8-K filed on March 4, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2008	The Finish Line, Inc.

	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice President–Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Number	Description

10.1
Settlement Agreement dated March 3, 2008, among The Finish Line, Inc., UBS Securities LLC, UBS Loan Finance LLC and Genesco Inc. (incorporated by reference to Exhibit 10.1 to The Finish Line, Inc.’s Current Report on Form 8-K filed on March 4, 2008)

4